Exhibit 10.8 2-10-2022 SEAGEN INC. STOCK UNIT GRANT NOTICE (AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN) Seagen Inc. (the “Company”), pursuant to its Amended and Restated 2007 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Stock Unit Award for the number of stock units set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Stock Unit Agreement, both of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Stock Unit Agreement, as applicable. Except as otherwise explicitly provided herein, in the event of any conflict between the terms in the Award and the Plan, the terms of the Plan shall control. Participant: Date of Grant: Number of Stock Units Subject to Award: Consideration: Participant’s Services Vesting Schedule: Subject to Section 2 of the Stock Unit Agreement, [this Award shall vest in full on the first anniversary of the Date of Grant] [one-quarter of the shares subject to the Award will vest each year on the anniversary of the Date of Grant until the Award is fully vested on the fourth anniversary of the Date of Grant]. Notwithstanding the foregoing, vesting shall terminate upon the Participant’s Termination of Employment. Issuance Schedule: The Shares to be issued in respect of the Award will be issued in accordance with the issuance schedule set forth in Section 6 of the Stock Unit Agreement.

Exhibit 10.8 2-10-2022 Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Stock Unit Grant Notice, the Stock Unit Agreement and the Plan. Participant also acknowledges receipt of the Prospectus for the Plan. Participant further acknowledges that as of the Date of Grant, this Stock Unit Grant Notice, the Stock Unit Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersede all prior oral and written agreements on that subject, with the exception of any arrangement that would provide for vesting acceleration of the Award upon the terms and conditions set forth therein. SEAGEN INC. PARTICIPANT: By: (Signature) Name: Clay B. Siegall, Ph.D. Title: President & CEO Date: Date:

1. 2-10-2022 SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN STOCK UNIT AGREEMENT Pursuant to the Stock Unit Grant Notice (“Grant Notice”) and this Stock Unit Agreement (this “Agreement”) and in consideration of your services, Seagen Inc. (the “Company”) has awarded you a Stock Unit Award (the “Award”) under its Amended and Restated 2007 Equity Incentive Plan (the “Plan”). Your Award is granted to you effective as of the Date of Grant set forth in the Grant Notice for this Award. This Agreement shall be deemed to be agreed to by the Company and you upon the signing by you of the Stock Unit Grant Notice to which it is attached. Capitalized terms not explicitly defined in this Agreement shall have the same meanings given to them in the Plan or the Grant Notice, as applicable. Except as otherwise explicitly provided herein, in the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan shall control. The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows. 1. GRANT OF THE AWARD. This Award represents the right to be issued on a future date the number of Shares that is equal to the number of stock units indicated in the Grant Notice (the “Stock Units”). As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Stock Units subject to the Award. This Award is granted in consideration of your services to the Company. Except as otherwise provided herein, you will not be required to make any payment to the Company (other than past and future services to the Company) with respect to your receipt of the Award, the vesting of the Stock Units or the delivery of the Shares to be issued in respect of the Award. 2. VESTING. Subject to the limitations contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that you have not incurred a Termination of Employment before the vesting date set forth in the Grant Notice. Upon your Termination of Employment, the Stock Units credited to the Account that are not vested on the date of such Termination of Employment will be forfeited at no cost to the Company and you will have no further right, title or interest in the Stock Units or the Shares to be issued in respect of the Award. Notwithstanding the foregoing or anything in this Agreement to the contrary, in the event of your Termination of Employment as a result of your death or Disability, the vesting of your Award shall accelerate such that your Award shall become vested as to an additional twelve (12) months, effective as of the date of such Termination of Employment, to the extent that your Award is outstanding on such date. In the event of a Change in Control (as defined in the Plan), the vesting of your Award (if your Award is outstanding at such time) shall be accelerated in full immediately prior to the effective time of the Change in Control.

2. 2-10-2022 3. NUMBER OF SHARES. (a) The number of Stock Units subject to your Award may be adjusted from time to time for changes in capitalization, as provided in Section 13 of the Plan. (b) Any additional Stock Units that become subject to the Award pursuant to this Section 3 shall be subject, in a manner determined by the Administrator, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units covered by your Award. (c) Notwithstanding the provisions of this Section 3, no fractional Shares or rights for fractional Shares shall be created pursuant to this Section 3. The Administrator shall, in its discretion, determine an equivalent benefit for any fractional Shares or fractional Shares that might be created by the adjustments referred to in this Section 3. 4. SECURITIES LAW COMPLIANCE. You may not be issued any Shares in respect of your Award unless either (i) such Shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with other applicable laws and regulations governing the Award, and you will not receive such Shares if the Company determines that such receipt would not be in material compliance with such laws and regulations. You represent and warrant that you (a) have been furnished with a copy of the prospectus for the Plan and all information deemed necessary to evaluate the merits and risks of receipt of the Award, (b) have had the opportunity to ask questions concerning the information received about the Award and the Company, and (c) have been given the opportunity to obtain any information you deem necessary to verify the accuracy of any information obtained concerning the Award and the Company. 5. TRANSFER RESTRICTIONS. Your Award is not transferable, except by will or by the laws of descent and distribution. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the Shares subject to the Award until such Shares are issued to you in accordance with Section 6 of this Agreement. After such Shares have been issued to you, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such Shares provided that any such actions are in compliance with the provisions herein and applicable securities laws. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Shares to which you were entitled at the time of your death pursuant to this Agreement. 6. DATE OF ISSUANCE. (a) If the Award is exempt from application of Section 409A of the Code and any state law of similar effect (collectively “Section 409A”), the Company will deliver to you a number of Shares equal to the number of vested Stock Units subject to your Award, including any additional Stock Units received pursuant to Section 3 above that relate to those vested Stock Units

3. 2-10-2022 on the applicable vesting date (the “Original Issuance Date”). However, if the Original Issuance Date falls on a date that is not a business day, such delivery date shall instead fall on the next following business day. Notwithstanding the foregoing, if (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy or policies on trading in Company securities or (2) on a date when you are otherwise permitted to sell Shares on the open market; and (ii) the Company elects, prior to the Original Issuance Date, (x) not to satisfy the Withholding Obligation (as defined in Section 10(a) hereof), if any, by withholding Shares from the Shares otherwise due, on the Original Issuance Date, to you under this Award pursuant to Section 10 hereof, (y) not to permit you to sell Shares pursuant to a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act, and (z) not to permit you to satisfy the Withholding Obligation in cash, then such Shares shall not be delivered on such Original Issuance Date and shall instead be delivered on the first business day of the next occurring open window period applicable to you or the next business day when you are not prohibited from selling Shares on the open market, as applicable (and regardless of whether there has been a Termination of Employment before such time), but in no event later than the 15th day of the third calendar month of the calendar year following the calendar year in which the Stock Units vest. Delivery of the Shares pursuant to the provisions of this Section 6(a) is intended to comply with the requirements for the short-term deferral exemption available under Treasury Regulations Section 1.409A-1(b)(4) and shall be construed and administered in such manner. The form of such delivery of the Shares (e.g., a stock certificate or electronic entry evidencing such Shares) shall be determined by the Company. (b) The provisions of this Section 6(b) are intended to apply if the Award is subject to Section 409A because of the terms of a severance arrangement or other agreement between you and the Company, if any, that provide for acceleration of vesting of the Award upon your separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4) or 1.409A-1(b)(9) (“Non-Exempt Severance Arrangement”). If the Award is subject to and not exempt from application of Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions in this Section 6(b) shall supersede anything to the contrary in Section 6(a). (i) If the Award vests in the ordinary course before your Termination of Employment in accordance with the vesting schedule set forth in the Grant Notice, without accelerating vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the Shares to be issued in respect of your Award be issued any later than December 31st of the calendar year that includes the applicable vesting date. (ii) If vesting of the Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with your Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Award and, therefore, are part of the terms of the Award as of the date of grant, then the Shares will be earlier issued in respect of your Award upon your Separation from Service in accordance with the terms of the Non-Exempt

4. 2-10-2022 Severance Arrangement, but in no event later than the 60th day that follows the date of your Separation from Service. However, if at the time the Shares would otherwise be issued you are subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such Shares shall instead be issued on the date that is six months following the date of your Separation from Service, or, if earlier, the date of your death that occurs within such six-month period. (iii) If either (A) vesting of the Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with your Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Award and, therefore, are not a part of the terms of the Award on the date of grant, or (B) vesting accelerates pursuant to Section 4(b) or Section 13 of the Plan, then such acceleration of vesting of the Award shall not accelerate the issuance date of the Shares (or any substitute property), but such Shares (or substitute property) shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course before your Termination of Employment, notwithstanding the vesting acceleration of the Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4). (c) Notwithstanding anything to the contrary set forth herein, the Company explicitly reserves the right to earlier issue the Shares in respect of the Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix). (d) The provisions in this Agreement for delivery of the Shares in respect of the Award are intended either to comply with the requirements of Section 409A or to provide a basis for exemption from such requirements so that the vesting or delivery of such Shares will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted. (e) The Administrator may modify the terms of this Agreement and/or the Plan without your consent, in the manner that the Administrator may determine to be necessary or advisable in order to comply with Code Section 409A or to mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Code Section 409A if compliance is not practical. This Section 6(e) does not create an obligation on the part of the Company to modify the terms of this Agreement or the Plan and does not guarantee that this Award or the delivery of Shares upon settlement of the Award will not be subject to taxes, interest and penalties or any other adverse tax consequences under Code Section 409A. Nothing in this Agreement shall provide a basis for any person to take any action against the Company based on matters covered by Code Section 409A, including the tax treatment of any amounts paid under this Agreement, and the Company will not have any liability under any circumstances to the Participant or any other party if the Award, the delivery of Shares upon vesting/settlement of the Award or other payment or tax event hereunder that is intended to be exempt from, or compliant with, Code Section 409A, is not so exempt or compliant or for any action taken by the Administrator with respect thereto.

5. 2-10-2022 7. DIVIDENDS. You shall receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a change in capitalization as provided in Section 13 of the Plan; provided, however, that this sentence shall not apply with respect to any Shares that are delivered to you in connection with your Award after such Shares have been delivered to you. 8. [RESERVED]. 9. AWARD NOT A SERVICE CONTRACT. (a) Your service with the Company or an Affiliate is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Agreement (including, but not limited to, the vesting of your Award pursuant to the schedule set forth in Section 2 herein or the issuance of the Shares in respect of your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan shall: (i) confer upon you any right to continue in the service of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of service or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company or an Affiliate of the right to terminate you at will and without regard to any future vesting opportunity that you may have. (b) By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to the schedule set forth in Section 2 is earned only by continuing as an employee, director or consultant at the will of the Company (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such a reorganization could result in your Termination of Employment, or the termination of Affiliate status with the Company and the loss of benefits available to you under this Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Agreement, for any period, or at all, and shall not interfere in any way with your right or the Company’s right to terminate your service at any time, with or without cause and with or without notice.

6. 2-10-2022 10. WITHHOLDING OBLIGATIONS. (a) On or before the time you receive a distribution of Shares pursuant to your Award, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the Shares issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your Award (the “Withholding Obligation”), if any. (b) Additionally, the Company may, at its discretion, satisfy the Withholding Obligation, if any, by the following means (or by a combination of the following means): (i) Requiring you to pay to the Company any portion of the Withholding Obligation in cash; (ii) Withholding from any compensation otherwise payable to you by the Company; (iii) Withholding Shares from the Shares issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date Shares are issued pursuant to Section 6) equal to the amount of the Withholding Obligation; provided, however, that the number of such Shares so withheld shall not exceed the amount necessary to satisfy the Company’s or Affiliate’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income (or such other amount as may be permitted while still avoiding classification of the Award as a liability for financial accounting purposes); and/or (iv) Permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the Shares to be delivered in connection with your Award to satisfy the Withholding Obligation and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Obligation directly to the Company and/or its Affiliates. (c) Unless the Withholding Obligation, if any, of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to deliver to you any Shares. (d) In the event the Withholding Obligation, if any, of the Company arises prior to the delivery to you of Shares or it is determined after the delivery of Shares to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

7. 2-10-2022 11. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue Shares pursuant to this Agreement. You shall not have voting or any other rights as a stockholder of the Company with respect to the Shares to be issued pursuant to this Agreement until such Shares are issued to you pursuant to Section 6 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person. 12. OTHER DOCUMENTS. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy on trading in Company securities permitting insiders to sell Shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time. 13. DATA TRANSFER. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by the Company for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Company holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security number (or other identification number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”). You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including providing ancillary services related to stock plan administration. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan (including providing ancillary services related to stock plan administration), including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any shares issued in respect of your Award. 14. NOTICES; ELECTRONIC DELIVERY AND ACCEPTANCE. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company, the Agent or another third party designated by the Company and agree notice shall be provided upon posting to your electronic account held by the Company, the Agent or another third party designated by the

8. 2-10-2022 Company. You hereby acknowledge that delivery, execution and acceptance of this or any other such documents by electronic means constitutes valid and effective delivery, execution and acceptance and shall be legally effective to create a valid and binding agreement. 15. MISCELLANEOUS. (a) The rights and obligations of the Company under your Award shall be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company. (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award. (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award. (d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. (e) All obligations of the Company under the Plan and this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. 16. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control. 17. ENTIRE AGREEMENT. The Plan, this Agreement and the Grant Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof, with the exception of any arrangement that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein. This Agreement is governed by the laws of the state of Delaware. 18. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall

9. 2-10-2022 not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 19. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. In the event that you become an Employee, the value of the Award subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans. 20. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Administrator by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment materially adversely affecting your rights hereunder may be made without your written consent, except as otherwise provided in the Plan. Without limiting the foregoing, the Administrator reserves the right to change, by written notice to you and without your prior written consent, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant to facilitate compliance with applicable laws or regulations or any future law, regulation, ruling, or judicial decision.